Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

A Series of Asset Management Fund

Supplement dated November 28, 2018

to the Prospectus dated October 28, 2018

Effective as of December 1, 2018, Robert C. Jones will no longer serve as portfolio manager of the Fund. Accordingly, the Fund’s prospectus is supplemented as set forth below:

●	All references in the prospectus to Robert C. Jones are removed.

●	The second paragraph under “Management” on page 5 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio manager of the Adviser responsible for the day-to-day management of the Fund’s investments is Ana I. Galliano, Portfolio Manager. Ms. Galliano has managed the Fund since 2016.

●	The second and third paragraphs under “Investment Adviser” on page 25 of the prospectus are deleted in their entirety and replaced with the following:

For the Large Cap Equity Fund, the Adviser has entered into a dual employee agreement with System Two Advisors (“S2”) to retain the services of Ana I. Galliano as portfolio manager for the Large Cap Equity Fund and has licensed investment models, analytics and other tools from S2. The Adviser, not the Large Cap Equity Fund, is responsible for paying the licensing fees to S2. As an employee of the Adviser, Ms. Galliano is subject to the oversight of the Adviser and its compliance policies and procedures.

In addition to the Large Cap Equity Fund, Ms. Galliano may manage other similar accounts at S2. She also receives compensation as an S2 employee. This may cause potential conflicts of interest for Ms. Galliano. The Adviser believes that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models in managing the Fund and other accounts and the Adviser’s oversight of Ms. Galliano’s management of the Large Cap Equity Fund.

●	The first paragraph under the “Portfolio Managers” section on page 26 of the prospectus is deleted in its entirety and replaced with the following:

The portfolio manager responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio is Ana I. Galliano.

●	The second paragraph under the “Portfolio Managers” section on pages 26 and 27 of the prospectus is deleted in its entirety.

Additionally, effective December 1, 2018, the Investment Adviser has agreed to voluntarily waive a portion of its advisory fees for the Fund, in an amount of 0.10% of the average daily net assets of the Fund. The Investment Adviser is not contractually obligated to waive such fees and the voluntary waiver may be terminated at any time by the Investment Adviser.

Additionally, with respect to Class AMF of the Fund, the Distributor is not contractually obligated to waive fees. Effective December 1, 2018, the Distributor will no longer continue to voluntarily waive a portion of its fees under the Rule 12b-1 Plan for Class AMF Shares of the Fund.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230